UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters Vote of Security Holders.

Tim Hortons Inc. (the “Corporation”) held its annual meeting of shareholders on May 14, 2010. Proxies for the annual meeting were solicited pursuant to our management proxy circular under the Canada Business Corporations Act and applicable Canadian securities laws, with such proxy circular having been filed with the Canadian Securities Administrators, and furnished to the U.S. Securities and Exchange Commission, on March 31, 2010. The following matters were submitted to a vote of the Corporation’s shareholders at the annual meeting, and the final voting results on each such matter, including total voting results as a percentage of votes cast, were as follows:

(a)	Election of Directors. Eleven persons nominated by the Board of Directors for election as directors of the Corporation were elected, each to hold office for a one year term expiring at the 2011 annual meeting of shareholders or until their respective successors are elected or appointed, subject to earlier death, resignation, retirement, disqualification or removal. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld, as well as the number of broker non-votes, with respect to each nominee were as follows:

Director Nominee	Votes For	%	Votes Withheld	%	Broker Non-Votes

M. Shan Atkins	131,055,364	99.69%	403,269	0.31%	4,930,229
Michael J. Endres	130,929,284	99.60%	529,366	0.40%	4,930,229
Moya M. Greene	130,864,537	99.55%	594,366	0.45%	4,930,229
Paul D. House	130,696,703	99.42%	762,130	0.58%	4,930,229
Frank Iacobucci	131,051,292	99.69%	407,612	0.31%	4,930,228
John A. Lederer	130,991,751	99.64%	467,152	0.36%	4,930,229
David H. Lees	130,973,601	99.63%	485,432	0.37%	4,930,229
Ronald W. Osborne	130,955,580	99.62%	503,086	0.38%	4,930,229
Wayne C. Sales	131,075,594	99.71%	383,309	0.29%	4,930,229
Donald B. Schroeder	130,808,206	99.50%	651,834	0.50%	4,930,229
Catherine L. Williams	130,923,768	99.59%	535,335	0.41%	4,930,229

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the proxy circular, abstentions and broker non-votes had no impact on the voting results.

(b)	Reappointment of Independent Auditor. The shareholders of the Corporation reappointed PricewaterhouseCoopers LLP (“PwC”) as the independent auditor (and, for purposes of U.S. securities laws, the independent registered public accounting firm) for the fiscal year ending January 2, 2011. The votes cast for or withheld, as well as the number of broker non-votes, with respect to the reappointment of PwC were as follows:

Votes For	%	Votes Withheld	%	Broker Non-Votes
134,209,507	98.40%	2,182,164	1.60%	91

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the proxy circular, abstentions and broker non-votes had no impact on the voting results.

The reappointment of PwC, having received the affirmative vote of a majority of the votes cast at the annual meeting, was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: May 17, 2010	By:	/s/ JILL E. AEBKER
Jill E. Aebker Deputy General Counsel and Secretary